Schedule of Investments April 30, 2023 (Unaudited)
Coho Relative Value ESG Fund

	Shares	Value
COMMON STOCKS - 96.5%
Communication Services - 2.9%
Walt Disney *	15,447	$1,583,318
Consumer Discretionary - 13.7%
Lowe's Companies	11,998	2,493,545
Nike - Class B	13,092	1,659,018
Ross Stores	21,533	2,298,217
Service Corp International	16,185	1,136,025
		7,586,805
Consumer Staples - 26.8% (a)
Coca-Cola	29,543	1,895,183
Colgate-Palmolive	21,947	1,751,371
Conagra Brands	47,266	1,794,217
Dollar General	9,916	2,195,997
JM Smucker	14,411	2,225,203
Mondelez International	31,002	2,378,473
Sysco	34,352	2,636,173
		14,876,617
Financials - 13.3%
Global Payments	14,401	1,623,137
Marsh & McLennan Companies	12,261	2,209,310
State Street	25,102	1,813,870
U.S. Bancorp	51,508	1,765,694
		7,412,011
Health Care - 32.1% #
Abbott Laboratories	17,440	1,926,597
AmerisourceBergen	10,919	1,821,835
Amgen	6,833	1,638,143
Baxter International	18,621	887,849
CVS Health	26,894	1,971,599
Johnson & Johnson	14,110	2,309,807
Medtronic PLC	17,132	1,558,155
Perrigo PLC	39,494	1,468,782
Thermo Fisher Scientific	3,573	1,982,658
UnitedHealth Group	4,550	2,239,010
		17,804,435
Industrials - 4.0%
W.W. Grainger	3,226	2,243,909
Information Technology - 3.7%
Microchip Technology	28,053	2,047,588

Total Common Stocks
(Cost $53,648,756)		53,554,683

SHORT-TERM INVESTMENT - 3.5%
U.S. Bank N.A., 2.96% ^
(Cost $1,938,872)	1,938,872	1,938,872

Total Investments - 100.0%
(Cost $55,587,628)		55,493,555
Other Assets and Liabilites, Net - 0.0%		27,489
Total Net Assets - 100.0%		$55,521,044

PLC	Public Limited Company
*	Non-income producing.
(a)
As of April 30, 2023, the Fund had a significant portion of its assets invested in the Consumer Staples sector. Companies in this sector are subject to risks such as changes in domestic and international economies, interest rates, competition, consumer confidence, consumer spending, government regulation, marketing, and supply and demand may affect companies in this sector.

#
As of April 30, 2023, the Fund had a significant portion of its assets invested in the Health Care sector. Companies in this sector are subject to risks such as litigation, intellectual property issues, competition, government regulation, product approval or rejection and product obsolescence.

^
The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of April 30, 2023.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor Financial Services LLC ("S&P").
GICS® is a service mark of MSCI and S&P and has been licensed for use.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of April 30, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks	$53,554,683	$–	$–	$53,554,683
Short-Term Investment	1,938,872	–	–	1,938,872
Total Investments in Securities	$55,493,555	$–	$–	$55,493,555

Refer to the Schedule of Investments for further information on the classification of investments.